GOF SA-7 09/12

SUPPLEMENT DATED SEPTEMBER 14, 2012

TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

 OF EACH OF THE LISTED FUNDS

Franklin Money Fund

Franklin Templeton Money Fund Trust

Franklin Templeton Money Fund

Institutional Fiduciary Trust

Money Market Portfolio

The Statement of Additional Information is amended as follows:

I. For the Franklin Money Fund, Franklin Templeton Money Fund and Money Market Portfolio, the first paragraph of the “Management and Other Services" is revised as follows:

Investment manager and services provided   The Portfolio's investment manager is Franklin Advisers, Inc. (Advisers). The investment manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

II. For the Franklin Money Fund, Franklin Templeton Money Fund and Money Market Portfolio, the first paragraph of the “Management and Other Services – Administrator and services provided" is revised as follows:

Franklin Templeton Services, LLC (FT Services) has an agreement with the Fund to provide various administrative, statistical and other services to the Fund.

 Please keep this supplement for future reference.